Exhibit 99.1

Federal Trade Commission Clears Eldorado and Caesars Merger

Companies await approvals from regulators in Indiana, Nevada and New Jersey

Las Vegas, Nevada (June 26, 2020) – Caesars Entertainment Corporation (NASDAQ: CZR) (“Caesars,” “Caesars Entertainment” or the “Company”) announced today that the Federal Trade Commission (the “FTC”) has accepted a proposed consent order, which concludes the FTC’s Hart-Scott-Rodino review of Caesars’ pending merger (the “Merger”) with Eldorado Resorts, Inc. (NASDAQ: ERI) (“Eldorado”). The FTC’s acceptance of the consent order satisfies all required antitrust clearances for the Merger.

The completion of the Merger remains subject to the satisfaction of other closing conditions, including receipt of all consents and approvals from the Nevada Gaming Control Board, Nevada Gaming Commission, New Jersey Casino Control Commission, Indiana Gaming Commission and Indiana Horse Racing Commission.

“We are pleased that the FTC’s approval of our planned Merger with Eldorado paves the way for securing the remaining consents and approvals from regulators in Indiana, Nevada and New Jersey. All of us at Caesars are committed to completing the Merger, which is expected to create the largest U.S. gaming company,” said Tony Rodio, CEO of Caesars Entertainment.

About Caesars Entertainment

Caesars Entertainment is one of the world’s most diversified casino-entertainment providers and the most geographically diverse U.S. casino-entertainment company. Since its beginning in Reno, Nevada, in 1937, Caesars Entertainment has grown through development of new resorts, expansions and acquisitions. Caesars Entertainment’s resorts operate primarily under the Caesars®, Harrah’s® and Horseshoe® brand names. Caesars Entertainment’s portfolio also includes the Caesars Entertainment UK family of casinos. Caesars Entertainment is focused on building loyalty and value with its guests through a unique combination of great service, excellent products, unsurpassed distribution, operational excellence and technology leadership. Caesars Entertainment is committed to its employees, suppliers, communities and the environment through its PEOPLE PLANET PLAY framework. For more information, please visit www.caesars.com/corporate.

Forward-Looking Statements

This press release includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Caesars has based these forward-looking statements on Caesars’ current expectations about future events. Further, statements that include words such as “subject to,” “plan,” “committed” and “expected,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements. These forward-looking statements are necessarily estimates reflecting the best judgment of Caesars’ management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements, including possible adjustments. These forward-looking statements should, therefore, be considered in light of various important factors set forth above and from time to time in each of Caesars’ and Eldorado’s recent filings with the Securities and Exchange Commission, including their respective reports on Form 10-K, Form 10-Q and Form 8-K.

Currently, one of the most significant factors that could cause actual outcomes to differ materially from these forward-looking statements is the potential effect of the COVID-19 public health emergency. The extent to which this public health emergency may affect the pending transactions will largely depend on future developments that are highly uncertain and cannot be predicted with confidence, such as the impact of the actions taken to contain the public health emergency or mitigate its impact, and the direct and indirect economic effects of the public health emergency and measures to contain it (including various state governments’, tribal authorities’ and/or regulatory authorities’ issuance of directives, mandates, orders or similar actions restricting freedom of movement and business operations, such as travel restrictions, border closures, business closures, limitations on public gatherings, quarantines and “shelter-at-home” orders, any of which may result in the closure of business operations). Each of the foregoing could have a material adverse effect on Caesars’ and its subsidiaries’ ability to consummate the Merger. In addition, changes and instability in global, national and regional economic activity and financial market activity as a result of the COVID-19 public health emergency could negatively impact consumer discretionary spending and travel.

You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Caesars undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information, the occurrence of unanticipated events or otherwise, except as required by applicable law

Media Contact:

Rich Broome

rbroome@caesars.com

Investor Relations Contact:

Joyce Arpin

jthomas@caesars.com